SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 25, 1997


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     33-37569                  13-3416059
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


250 Vesey Street, World Financial Center, North Tower, 10th Floor
North Tower, 10th Floor
New York, New York                                             10281-1310
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-0336

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 9
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Mortgage Loan Asset-Backed Certificates, Series 1997-FF-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 1997 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, First Franklin Financial Corporation, as master servicer, Option One Mortgage Corporation, as servicer, and Texas Commerce Bank National Association, as trustee (the Trustee). On September 25, 1997, distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

     No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on September 25, 1997 filed as
                    Exhibit 99.1 hereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TEXAS COMMERCE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    October 10, 1997               By:  /s/ Bill Marshall
                                        Bill Marshall
                                        Vice President & Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                             Description of Exhibits         Page

        99.1             Monthly Certificateholder Statement on             6
                         September 25, 1997.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on September 25, 1997

-----------------------------------------------------------------------------------------------------------------------------------
                                         FIRST FRANKLIN FINANCIAL CORPORATION
                               MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-FF2
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           9/25/97                                                                                         PAGE #      1
RECORD DATE:         8/31/97

-------------------------------------------------------------------------------------------------------------------------------
                      Original         Beginning                                                                    Ending
                    Certificate       Certificate      Principal      Interest          Total       Realized       Certificate
Class                 Balance           Balance      Distribution   Distribution    Distribution      Losses        Balance
--------------------------------------------------------------------------------------------------------------------------------
 A                 141,544,000.00    139,732,279.43    972,444.19    713,226.55      1,685,670.74      -        138,759,835.24

 R                   2,889,479.00      2,889,479.00          -             -            N/A             -         2,889,479.00
--------------------------------------------------------------------------------------------------------------------------------
TOTALS             144,433,479.00    142,621,758.43    972,444.19    713,226.55      1,685.670.74       _       141,649,314.24
===============================================================================================================================


Factor Information Per $1,000 of the Original Balance                            Pass Through Rate

-------------------------------------------------------------------------------------------------------------------------
                          Principal           Interest              End Prin            Current            Next
Class     Cusip #      Distribution         Distribution             Balance          Pass Through   Pass Through Rate
                                                                                          Rate
-------------------------------------------------------------------------------------------------------------------------
  A     589929NC8       6.87026076          5.03890343           980.33004044           5.92750%          5.92750%

  R         N/A          -                    -                1,000.00000000           N/A               N/A

-------------------------------------------------------------------------------------------------------------------------


Sec. 4.02 (3)   Master Servicer Compensation                                                              10,941.34
                Servicer Compensation                                                                     43,765.38
                                                                  -------------------------------------------------------
                                                                        Class           Interest          Principal
                                                                  -------------------------------------------------------
Sec. 4.02 (4)   Guaranteed Principal and                                  A              713,226.55             -
                Interest Distributions
                                                                  -------------------------------------------------------

Sec. 4.02(5)    Insurance Payment to Class A
                Certificate Holders                                                                              -
                Reimbursement made to the
                Certificate Insurer                                                                              -
                Ending Cumulative Insurance Payment Amount                                                       -

Sec. 4.02(6)    Aggregate Monthly Advances                                                                16,276.23

Sec. 4.02(7)    Aggregate Stated Principal Balance of the Mortgage Loans and REO                     142,522,072.15
                Properties as of the close of business on the Dist Date.


If there are any questions or comments, please contact the Relationship Manager listed below

--------------------------------------------------------------------------

Bill Marshall
Texas Commerce Bank, N.A.
600 Travis Street, 8th Floor
Houston, Texas 77002
(713) 216-5884

---------------------------------------------------------------------------


TEXAS COMMERCE BANK, N.A.
TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
                                         FIRST FRANKLIN FINANCIAL CORPORATION
                               MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-FF2
                                           STATEMENT TO CERTIFICATEHOLDERS
 ----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           9/25/97                                                           PAGE #       2
   RECORD DATE:         8/31/97
   Sec. 4.02 (8)        Mortgage Loans Data as of the related Due Date

                                              --------------------------------------------------------------------------
                                                 Number of Loans       Aggregate     Weighted Average      Weighted
                                                                        Balance       Remaining Terms    Average Rate
                                              --------------------------------------------------------------------------
                                                       1,005         142,522,072.15                356        9.08271%
                                              --------------------------------------------------------------------------

   Sec. 4.02 (9)        The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans

                                                                    ----------------------------------------------------
                                                                                      Number of Loans     Aggregate
                                                                                                           Balance
                                                                    ----------------------------------------------------
                                                                    30 Days Past Due               12       1,874,912.18
                                                                    60 Days Past Due                1         733,966.19
                                                                    90+ Days Past Due               1         111,201.11
                                                                    Foreclosure                     4         846,391.80
                                                                    ----------------------------------------------------

   Sec. 4.02 (10)(11)   Mortgage Loans that became REO property during the preceeding calendar month.

                                              --------------------------------------------------------------------------
                                                   Loan Number           Unpaid      Stated Principal     Book Value
                                                                       Principal          Balance
                                                                        Balance
                                              --------------------------------------------------------------------------
                                                          -                -                 -                -
                                             --------------------------------------------------------------------------

   Sec. 4.02 (12)       Principal Prepayments                                                                    8,341.06

                                              --------------------------------------------------------------------------
   Sec. 4.02 (13)       Realized Losses       Total Realized Losses   Fraud Losses    Special Hazard      Bankruptcy
                                                                                          Losses            Losses
                                              --------------------------------------------------------------------------
                                                        -                  -                 -                -
                                              --------------------------------------------------------------------------

   Sec. 4.02 (14)       Extraordinary Trust Fund Expenses                                                              -

   Sec. 4.02 (17)       Interest Distribution Amount

                                              --------------------------------------------------------------------------
                                                      Class             Interest        Amount from        Interest
                                                                      Distribution        Policy          Shortfall
                                                                         Amount
                                              --------------------------------------------------------------------------
                                                        A              713,226.55           -                   -
                                              --------------------------------------------------------------------------


   Sec. 4.02 (18)       Prepayment Interest                                                                     (21.51)
                        Shortfall

   Sec. 4.02 (19)       Relief Act Interest
                        Shortfalls                                                                                    -

   Sec. 4.02 (20)       Bankruptcy Amount                                                                    100,000.00
                        Fraud Loss Amount                                                                  4,333,004.37
                        Special Hazard Amount                                                              1,444,335.00

   Sec. 4.02 (21)       Required
                        Subordinated Amount                                                                5,777,339.16
                        Subordinated Amount                                                                3,477,012.49

   Sec. 4.02 (22)       Subordinated                                                                         285,224.42
                        Increase Amount

   Sec. 4.02 (23)       Subordination
                        Reduction Amount                                                                              -
                        Spread Squeeze Subordination Increase Amount                                                  -
                        Net Monthly Excess Cashflow                                                           285,224.42




TEXAS COMMERCE BANK, N.A.
TRUSTEE